Common Stock	12 Months Ended
Dec. 31, 2022
Stockholders' Equity Note [Abstract]
Common Stock

11. Common Stock

All common stock share amounts have been retroactively adjusted to reflect the Transaction and reverse recapitalization as described in Note 3.

Following the closing of the Transaction, the Company is authorized to issue 150,000,000 shares of common stock, $0.0001 par value. The voting, dividend and liquidation rights of the holders of the Company’s common stock are subject to and qualified by the rights, powers and preferences of the holders of the preferred stock.

Each share of common stock entitles the holder to one vote, together with the holders of the preferred stock, on all matters submitted to the stockholders for a vote. Common stockholders are entitled to receive dividends, as may be declared by the Board, if any, subject to the preferential dividend rights of the preferred stock. Through December 31, 2022, no cash dividends have been declared or paid.

As of December 31, 2022, the Company has reserved the following shares of common stock for future issuance:

Exercise of outstanding stock options	2,152,641
Available for issuance under equity compensation plans	57,198
Exercise of outstanding stock warrants	11,041,332
Conversion of Series A Preferred Stock	1,028,262
Reserved for issuance pursuant to the Arena Purchase Agreement	4,228,064
Total shares of authorized common stock reserved for future issuance	18,507,497

Common Stock Purchase Agreement

On August 31, 2022, the Company entered into a purchase agreement (the “Arena Purchase Agreement”) with Arena Business Solutions Global SPC II, Ltd. (“Arena”), pursuant to which Arena has committed to purchase up to $15.0 million (the “Commitment Amount”) of the Company’s common stock, subject to an increase, at the Company's option, to $30.0 million of the Company's common stock (the “Additional Commitment Amount”). Under the terms and subject to the conditions of the Arena Purchase Agreement, the Company has the right, but not the obligation, to sell to Arena, and Arena is obligated to purchase up to $15.0 million of the Company’s common stock, subject to increase at the Company's option by the Additional Commitment Amount. Such sales of common stock by the Company will be subject to certain limitations, and may occur from time to time, at the Company’s sole discretion, over the approximately 36-month period commencing on the date of the Purchase Agreement, provided that the registration statement (the “Registration Statement”) covering the resale by Arena of the shares of the Company’s common stock purchased under the Purchase Agreement remains effective, and the other conditions set forth in the Arena Purchase Agreement are satisfied. The purchase price of the shares of the Company’s common stock will be equal to 96% of the simple average of the daily VWAP of the Company’s common stock immediately preceding the time of sale as computed under the Arena Purchase Agreement.

The Company determined that its right to sell shares of the Company’s common stock to Arena represents a freestanding put option under ASC 815, but has a fair value of zero, and therefore no additional accounting was required. The Company issued 296,181 shares of common stock (the “Commitment Shares”) to Arena as a commitment fee in connection with entering into the Arena Purchase Agreement. The $650 thousand fair value of the Commitment Shares along with $379 thousand of other issuance costs related to the Arena Purchase Agreement were recognized as a loss within other expense, net.

As of December 31, 2022, the Company had sold 475,755 shares of common stock under the Arena Purchase Agreement at a weighted-average price of $1.74 per share, resulting in net proceeds of $0.8 million for the year ended December 31, 2022.